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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

                                November 17, 1998



                               Atrion Corporation
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-10763                   63-0821819
----------------------------    ----------------           -------------------
(State or Other Jurisdiction    (Commission File             (IRS Employer
     of Incorporation)             File Number)            Identification No.)



One Allentown Parkway, Allen, Texas         75002
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(Address of Principal Executive Offices) (Zip Code)



Registrant's Telephone Number, including area code: (972) 390-9800
                                                    --------------
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ITEM 5.           OTHER EVENTS.

On November 17, 1998 the Registrant issued a press release announcing that it plans to acquire its headquarters building and adjacent property. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits. The following exhibit is included herewith.

Exhibit
  No.             Description                                                    Page No.
-------           -----------                                                    --------
  99                       Press Release of the Registrant dated                     4
                           November 17, 1998








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ATRION CORPORATION




                                             By: /s/ Emile A. Battat
                                                 -------------------------------
                                             Its: Chairman, President and
                                                  Chief Executive Officer


Date: November 18, 1998








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